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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 23, 2001

                                ICHOR CORPORATION
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                            (State of Incorporation)



           000-25132                                 25-1741849
    (Commission File Number)            (I.R.S. Employer Identification No.)


                       50-52 AVENUE DU CHANOINE CARTELLIER
                         69230 SAINT-GENIS LAVAL, FRANCE
                    (Address of principal executive offices)

                                33-4-72-39-52-09
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER  EVENTS.

         On July 19, 2001, the shareholders of ICHOR Corporation (the "Corporation") voted to approve an amendment to the Corporation's Certificate of Incorporation to change the Corporation's name to "Mymetics Corporation." The name change is intended to better associate the Corporation with its new line of business, biomedical research. A Certificate of Amendment of Certificate of Incorporation officially changing the Corporation's name to "Mymetics Corporation" was filed and became effective with the state of Delaware on July 23, 2001.

         It is not necessary for shareholders to surrender stock certificates bearing the name ICHOR Corporation. Instead, when certificates are presented for transfer, new certificates bearing the name "Mymetics Corporation" will be issued.


ITEM  7. FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits.

EXHIBIT NO.     DESCRIPTION
-----------     -----------
    (3)         Certificate of Amendment of Certificate of  Incorporation
                of ICHOR Corporation dated July 23, 2001, as amended by the Certificate of Correction of Certificate of Amendment of Mymetics Corporation dated July 25, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 26, 2001                         ICHOR CORPORATION


                                            By: /s/ John Musacchio
                                                ---------------------------
                                                John Musacchio,
                                                Chief Financial Officer and
                                                Secretary






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                                ICHOR CORPORATION
                                    FORM 8-K

                                  EXHIBIT INDEX




EXHIBIT NUMBER         DESCRIPTION
--------------         -----------
     (3)               Certificate of Amendment of Certificate of Incorporation
                       of ICHOR Corporation dated July 23, 2001, as amended by the Certificate of Correction of Certificate of Amendment of Mymetics Corporation dated July 25, 2001.